UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2011 (January 3, 2011)

MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15395	52-2187059
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West 26th Street New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 827-8000

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Martha Stewart Living Omnimedia, Inc. (the “Company”) agreed with Kelli Turner on January 3, 2011 to Ms. Turner’s stepping down as the Company’s Chief Financial Officer. Ms. Turner plans to join a private company in the near future. A search for a new Chief Financial Officer is currently underway. Controller Allison Jacques will serve as the Company’s interim principal financial and accounting officer effective January 10, 2011. Ms. Jacques, age 46, has served as the Company’s controller since 2002.

The related press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit	Description
	99.1	Martha Stewart Living Omnimedia, Inc. Press Release dated January 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.

Date: January 7, 2011

By: /s/ Peter Hurwitz
Executive Vice President and General Counsel

INDEX OF EXHIBITS

Exhibit	Description
99.1	Martha Stewart Living Omnimedia, Inc. Press Release dated January 7, 2011